Tanger Factory Outlet Centers, Inc.

Supplemental Operating and Financial Data

December 31, 2007

Notice

For a more detailed discussion of the factors that affect our operating results, interested parties should review the Tanger Factory Outlet Centers, Inc. Annual Report on Form 10-K for the fiscal year ended December 31, 2006 (and December 31, 2007 when available).

This Supplemental Operating and Financial Data is not an offer to sell or a solicitation to buy any securities of the Company.  Any offers to sell or solicitations to buy any securities of the Company shall be made only by means of a prospectus.

Table of Contents

Section

Portfolio Data:

Geographic Diversification	4
Property Summary – Occupancy at End of Each Period Shown (1)	5
Portfolio Occupancy at the End of Each Period (1)	6
Major Tenants (1)	7
Lease Expirations as of December 31, 2007	8
Leasing Activity (1)	9

Financial Data:

Consolidated Balance Sheets	10
Consolidated Statements of Operations	11
FFO and FAD Analysis	12
Unconsolidated Joint Venture Information	13
Debt Outstanding Summary	17
Senior Unsecured Notes Financial Covenants	17
Future Scheduled Principal Payments	18

Investor Information	19

Geographic Diversification

As of December 31, 2007
State	# of Centers	GLA	% of GLA
South Carolina	3	1,171,826	14%
Georgia	3	826,643	10%
New York	1	729,315	9%
Texas	2	620,310	7%
Delaware	1	568,926	7%
Alabama	1	557,144	7%
Michigan	2	436,751	5%
Tennessee	1	419,038	5%
Missouri	1	302,992	4%
Utah	1	300,602	4%
Connecticut	1	291,051	4%
Louisiana	1	282,318	3%
Iowa	1	277,230	3%
Oregon	1	270,280	3%
Illinois	1	256,514	3%
Pennsylvania	1	255,152	3%
New Hampshire	1	245,563	3%
Florida	1	198,950	2%
North Carolina	2	186,413	2%
California	1	116,600	1%
Maine	2	84,313	1%
Total (1)	29	8,397,931	100%

(1)	Excludes one 402,013 square foot center in Myrtle Beach, SC and one 264,929 square foot center in Wisconsin Dells, WI, of which Tanger owns 50% interest in through joint venture arrangements.

Property Summary – Occupancy at End of Each Period Shown (1)

Location	Total GLA 12/31/07	% Occupied 12/31/07	% Occupied 9/30/07	% Occupied 6/30/07	% Occupied 3/31/07	% Occupied 12/31/06
Riverhead, NY	729,315	100%	98%	99%	97%	100%
Rehoboth, DE	568,926	99%	98%	99%	98%	99%
Foley, AL	557,144	97%	99%	98%	96%	98%
San Marcos, TX	442,510	99%	99%	99%	98%	99%
Myrtle Beach, SC	426,417	94%	96%	97%	94%	95%
Sevierville, TN	419,038	100%	99%	99%	98%	100%
Hilton Head, SC	393,094	89%	87%	88%	85%	88%
Charleston, SC	352,315	95%	94%	93%	90%	89%
Commerce II, GA	347,025	100%	98%	96%	94%	99%
Howell, MI	324,631	100%	99%	99%	99%	100%
Branson, MO	302,992	100%	100%	100%	98%	100%
Park City, UT	300,602	100%	100%	100%	99%	100%
Locust Grove, GA	293,868	99%	100%	95%	94%	99%
Westbrook, CT	291,051	100%	99%	94%	93%	99%
Gonzales, LA	282,318	100%	100%	100%	98%	100%
Williamsburg, IA	277,230	99%	99%	98%	95%	99%
Lincoln City, OR	270,280	100%	99%	96%	99%	97%
Tuscola, IL	256,514	80%	77%	72%	69%	77%
Lancaster, PA	255,152	100%	100%	99%	99%	100%
Tilton, NH	245,563	100%	100%	99%	96%	100%
Fort Myers, FL	198,950	94%	96%	96%	97%	100%
Commerce I, GA	185,750	91%	90%	90%	90%	90%
Terrell, TX	177,800	100%	100%	100%	98%	99%
Barstow, CA	116,600	97%	100%	100%	100%	100%
West Branch, MI	112,120	100%	100%	100%	87%	96%
Blowing Rock, NC	104,235	100%	98%	99%	97%	100%
Nags Head, NC	82,178	100%	100%	100%	100%	100%
Kittery I, ME	59,694	100%	95%	100%	100%	100%
Kittery II, ME	24,619	94%	94%	94%	94%	94%
Boaz, AL	n/a	n/a	98%	96%	92%	98%
Total	8,397,931	98%	97% (2)	97% (2)	95% (2)	98% (2)

(1)	Excludes one 402,013 square foot center in Myrtle Beach, SC and one 264,929 square foot center in Wisconsin Dells, WI, of which Tanger owns 50% interest in through joint venture arrangements.

(2)	Excludes the occupancy rate at our Charleston, South Carolina center which opened during the third quarter of 2006 and had not yet stabilized.

Portfolio Occupancy at the End of Each Period (1)

12/07      09/07(2)      06/07(2)   03/07(2)    12/06(2)   09/06(2)     06/06    03/06    12/05
98%     97%    97%        95%    98%    96%     96%    95%     97%

(1)	Excludes one 402,013 square foot center in Myrtle Beach, SC and one 264,929 square foot center in Wisconsin Dells, WI, of which Tanger owns 50% interest in through joint venture arrangements.

(2)	Excludes the occupancy rate at our Charleston, South Carolina center which opened during the third quarter of 2006 and had not yet stabilized.

Major Tenants (1)
Ten Largest Tenants As of December 31, 2007
Tenant	# of Stores	GLA	% of Total GLA
The Gap, Inc.	62	663,807	7.9%
Phillips-Van Heusen	92	429,563	5.1%
Liz Claiborne	37	284,978	3.4%
VF Factory Outlet	30	273,286	3.3%
Nike	21	270,408	3.2%
Adidas	32	265,676	3.2%
Dress Barn, Inc.	36	238,352	2.8%
Carter’s	43	212,221	2.5%
Polo Ralph Lauren	22	188,728	2.3%
Jones Retail Corporation	67	187,229	2.2%
Total of All Listed Above	442	3,014,248	35.9%

(1)	Excludes one 402,013 square foot center in Myrtle Beach, SC and one 264,929 square foot center in Wisconsin Dells, WI, of which Tanger owns 50% interest in through joint venture arrangements.

Lease Expirations as of December 31, 2007

Percentage of Total Gross Leasable Area (1)

2008      2009     2010    2011     2012    2013    2014     2015     2016     2017    2018+
11.00%    17.00%    17.00%    18.00%      17.00%    9.00%    2.00%    2.00%    2.00%     3.00%    2.00%

Percentage of Total Annualized Base Rent (1)

2008      2009     2010    2011     2012    2013    2014     2015     2016     2017    2018+
10.00%    16.00%    18.00%    17.00%      17.00%    9.00%    2.00%    2.00%    2.00%     4.00%    2.00%

(1)	Excludes one 402,013 square foot center in Myrtle Beach, SC and one 264,929 square foot center in Wisconsin Dells, WI, of which Tanger owns 50% interest in through joint venture arrangements.

Leasing Activity (1)
	03/31/07	06/30/07	09/30/07	12/31/07	Year to Date	Prior Year to Date
Re-tenanted Space:
Number of leases	89	31	44	8	172	133
Gross leasable area	321,288	107,874	155,055	25,794	610,011	465,500
New initial base rent per square foot	$21.54	$23.41	$20.75	$35.41	$22.26	$19.16
Prior expiring base rent per square foot	$16.57	$17.82	$16.76	$22.01	$17.07	$16.43
Percent increase	30.0%	31.4%	23.8%	60.9%	30.4%	16.6%

New straight line base rent per square foot	$22.51	$25.01	$21.64	$38.53	$23.41	$19.90
Prior straight line base rent per square foot	$16.39	$16.90	$16.55	$21.95	$16.75	$16.19
Percent increase	37.4%	47.9%	30.8%	75.6%	39.7%	22.9%

Renewed Space:
Number of leases	156	62	30	40	288	346
Gross leasable area	733,856	286,013	107,010	118,856	1,245,735	1,465,505
New initial base rent per square foot	$18.32	$16.04	$18.53	$18.69	$17.85	$17.22
Prior expiring base rent per square foot	$16.73	$14.28	$16.76	$16.05	$16.11	$15.91
Percent increase	9.5%	12.3%	10.6%	16.5%	10.8%	8.2%

New straight line base rent per square foot	$18.71	$16.25	$18.21	$19.25	$18.15	$17.43
Prior straight line base rent per square foot	$16.52	$14.19	$16.58	$16.01	$15.94	$15.65
Percent increase	13.3%	14.5%	9.8%	20.2%	13.9%	11.4%

Total Re-tenanted and Renewed Space:
Number of leases	245	93	74	48	460	479
Gross leasable area	1,055,144	393,887	262,065	144,650	1,855,746	1,931,005
New initial base rent per square foot	$19.30	$18.06	$19.84	$21.67	$19.30	$17.68
Prior expiring base rent per square foot	$16.68	$15.25	$16.76	$17.11	$16.42	$16.04
Percent increase	15.7%	18.4%	18.4%	26.7%	17.5%	10.3%

New straight line base rent per square foot	$19.86	$18.65	$20.24	$22.69	$19.88	$18.02
Prior straight line base rent per square foot	$16.48	$14.94	$16.56	$17.07	$16.21	$15.78
Percent increase	20.6%	24.8%	22.2%	32.9%	22.6%	14.2%

(1)	Excludes one 402,013 square foot center in Myrtle Beach, SC and one 264,929 square foot center in Wisconsin Dells, WI, of which Tanger owns 50% interest in through joint venture arrangements.

Consolidated Balance Sheets (dollars in thousands)
	12/31/07	9/30/07	6/30/07	3/31/07	12/31/06
Assets
Rental property
Land	$130,075	$129,921	$130,138	$130,137	$130,137
Buildings	1,104,459	1,074,310	1,074,260	1,071,691	1,068,070
Construction in progress	52,603	61,364	39,728	23,944	18,640
Total rental property	1,287,137	1,265,595	1,244,126	1,225,772	1,216,847
Accumulated depreciation	(312,638)	(302,411)	(296,319)	(287,720)	(275,372)
Total rental property – net	974,499	963,184	947,807	938,052	941,475
Cash & cash equivalents	2,412	2,434	1,223	3,273	8,453
Assets held for sale	--	2,052	--	--	--
Investments in unconsolidated jointventures	10,695	11,908	14,324	14,052	14,451
Deferred charges – net	44,804	47,306	49,795	52,312	55,089
Other assets	27,870	26,563	28,904	21,149	21,409
Total assets	$1,060,280	$1,053,447	$1,042,053	$1,028,838	$1,040,877
Liabilities, minority interest & shareholders’ equity
Liabilities
Debt
Senior, unsecured notes, net of discount	$498,741	$498,722	$498,704	$498,685	$498,668
Mortgages payable, including premium	173,724	175,312	176,850	178,363	179,911
Unsecured lines of credit	33,880	23,300	7,900	--	--
Total debt	706,345	697,334	683,454	677,048	678,579
Construction trade payables	23,813	27,943	27,840	22,266	23,504
Accounts payable & accruals	47,185	35,237	26,656	25,680	25,094
Total liabilities	777,343	760,514	737,950	724,994	727,177
Minority interest in operating partnership	33,733	35,366	37,191	37,193	39,024
Shareholders’ equity
Preferred shares	75,000	75,000	75,000	75,000	75,000
Common shares	313	313	313	313	310
Paid in capital	351,817	350,701	349,599	347,933	346,361
Distributions in excess of net income	(171,625)	(169,419)	(165,139)	(158,902)	(150,223)
Accum. other compreh. income (loss)	(6,301)	972	7,139	2,307	3,228
Total shareholders’ equity	249,204	257,567	266,912	266,651	274,676
Total liabilities, minority interest & shareholders’ equity	$1,060,280	$1,053,447	$1,042,053	$1,028,838	$1,040,877

Consolidated Statements of Operations (dollars and shares in thousands)

	Three Months Ended					YTD
	12/07	09/07	06/07	03/07	12/06	12/07	12/06
Revenues
Base rentals	$ 38,210	$ 37,207	$ 36,318	$ 35,089	$ 36,285	$ 146,824	$ 138,101
Percentage rentals	3,323	2,305	1,662	1,467	2,890	8,757	7,182
Expense reimbursements	18,482	16,719	15,764	15,013	17,126	65,978	58,397
Other income	1,963	2,155	1,590	1,498	2,034	7,206	7,282
Total revenues	61,978	58,386	55,334	53,067	58,335	228,765	210,962
Expenses
Property operating	20,490	19,158	17,822	16,913	20,119	74,383	68,302
General & administrative	4,911	4,916	4,903	4,277	4,402	19,007	16,706
Depreciation & amortization	14,940	14,941	15,490	18,439	14,034	63,810	57,012
Total expenses	40,341	39,015	38,215	39,629	38,555	157,200	142,020
Operating income	21,637	19,371	17,119	13,438	19,780	71,565	68,942
Interest expense	9,851	10,087	10,072	10,056	9,919	40,066	40,775
Income before equity in earnings of unconsolidated joint ventures, minority interest and discontinued operations	11,786	9,284	7,047	3,382	9,861	31,499	28,167
Equity in earnings of unconsolidated joint ventures	443	461	334	235	297	1,473	1,268
Minority interest in operating partnership	(1,778)	(1,370)	(982)	(364)	(1,446)	(4,494)	(3,970)
Income from continuing operations	10,451	8,375	6,399	3,253	8,712	28,478	25,465
Discontinued operations (1)	22	22	26	28	47	98	11,844
Net income	10,473	8,397	6,425	3,281	8,759	28,576	37,309
Less applicable preferred share dividends	(1,406)	(1,406)	(1,407)	(1,406)	(1,406)	(5,625)	(5,433)
Net income available to common shareholders	$ 9,067	$ 6,991	$ 5,018	$ 1,875	$ 7,353	$ 22,951	$ 31,876
Basic earnings per common share:
Income from continuing operations	$ .29	$ .23	$ .16	$ .06	$ .24	$ .74	$ .65
Net income	$ .29	$ .23	$ .16	$ .06	$ .24	$ .74	$ 1.04
Diluted earnings per common share:
Income from continuing operations	$ .29	$ .22	$ .16	$ .06	$ .23	$ .72	$ .64
Net income	$ .29	$ .22	$ .16	$ .06	$ .23	$ .72	$ 1.03
Weighted average common shares:
Basic	30,867	30,847	30,824	30,743	30,651	30,821	30,599
Diluted	31,725	31,400	31,547	31,550	31,380	31,668	31,081

(1)
In accordance with SFAS No. 144 “Accounting for the Impairment or Disposal of Long Lived Assets”, the results of operations for properties sold for which we have no significant continuing involvement, including any gain or loss on such sales, and properties classified as assets held for sale, have been reported above as discontinued operations for both the current and prior periods presented.

FFO and FAD Analysis (dollars and shares in thousands)
	Three Months Ended					YTD
	12/07	09/07	06/07	03/07	12/06	12/07	12/06
Funds from operations:
Net income	$10,473	$8,397	$6,425	$3,281	$8,759	$28,576	$37,309
Adjusted for -
Minority interest in operating partnership	1,778	1,370	982	364	1,446	4,494	3,970
Minority interest, depreciation and amortization in discontinued operations	5	52	54	54	57	165	2,661
Depreciation and amortization uniquely significant to real estate – wholly owned	14,865	14,865	15,412	18,364	13,967	63,506	56,747
Depreciation and amortization uniquely significant to real estate – joint ventures	626	651	680	654	623	2,611	1,825
(Gain) on sale of real estate	(6)	--	--	--	--	(6)	(13,833)
Preferred share dividends	(1,406)	(1,406)	(1,407)	(1,406)	(1,406)	(5,625)	(5,433)
Funds from operations	$26,335	$23,929	$22,146	$21,311	$23,446	$93,721	$83,246

Funds from operations per share	$.70	$.64	$.59	$.57	$.63	$2.48	$2.24
Funds available for distribution:
Funds from operations	$26,335	$23,929	$22,146	$21,311	$23,446	$93,721	$83,246
Adjusted For -
Corporate depreciation excluded above	75	76	78	75	67	304	265
Amortization of finance costs	430	473	417	418	413	1,738	1,395
Early extinguishment of debt	--	--	--	--	--	--	917
Amortization of share compensation	1,103	1,067	1,057	832	651	4,059	2,673
Straight line rent adjustment	(562)	(753)	(839)	(714)	(521)	(2,868)	(2,219)
Market rent adjustment	(270)	(277)	(236)	(364)	(332)	(1,147)	(1,464)
Market rate interest adjustment	(609)	(605)	(597)	(585)	(592)	(2,396)	(2,330)
2nd generation tenant allowances	(4,247)	(3,268)	(5,314)	(6,047)	(3,351)	(18,876)	(9,545)
Capital improvements	(3,076)	(579)	(2,188)	(1,880)	(3,041)	(7,723)	(11,289)
Funds available for distribution	$19,179	$20,063	$14,524	$13,046	$16,740	$66,812	$61,649
Funds available for distribution per share	$.51	$.54	$.39	$.35	$.45	$1.77	$1.66
Dividends paid per share	$.36	$.36	$.36	$.34	$.34	$1.42	$1.3425

FFO payout ratio	51%	56%	61%	60%	54%	57%	60%
FAD payout ratio	71%	67%	92%	97%	76%	80%	81%
Diluted weighted average common shs.	37,792	37,467	37,614	37,616	37,447	37,735	37,148

Unconsolidated Joint Venture Information – All
Summary Balance Sheets (dollars in thousands)
	12/31/07	9/30/07	6/30/07	3/31/07	12/31/06	Tanger’s Share as of 12/31/07
Assets
Investment properties at cost – net	$71,022	$72,200	$73,272	$74,017	$74,253	$35,512
Construction in progress	103,568	81,638	55,487	44,049	38,449	34,523
Cash and cash equivalents	2,282	4,109	4,899	3,260	6,539	1,060
Deferred charges – net	2,092	2,746	2,733	2,294	2,824	960
Other assets	8,425	9,305	8,843	16,663	15,239	3,312
Total assets	$187,389	$169,998	$145,234	$140,283	$137,304	$75,367

Liabilities & Owners’ Equity
Mortgage payable	$148,321	$128,886	$112,292	$103,444	$100,138	$59,615
Construction trade payables	13,052	14,128	1,423	1,283	2,734	4,428
Accounts payable & other liabilities	6,377	3,915	1,571	4,696	2,767	2,523
Total liabilities	167,750	146,929	115,286	109,423	105,639	66,566
Owners’ equity	19,639	23,069	29,948	30,860	31,665	8,801
Total liabilities & owners’ equity	$187,389	$169,998	$145,234	$140,283	$137,304	$75,367

Summary Statements of Operations (dollars in thousands)

	Three Months Ended					YTD
	12/07	09/07	06/07	03/07	12/06	12/07	12/06
Revenues	$5,049	$4,949	$4,780	$4,636	$4,434	$19,414	$14,703
Expenses
Property operating	1,891	1,643	1,596	1,764	1,457	6,894	5,415
General & administrative	29	60	117	42	82	248	213
Depreciation & amortization	1,354	1,353	1,409	1,357	1,283	5,473	3,781
Total expenses	3,274	3,056	3,122	3,163	2,822	12,615	9,409
Operating income	1,775	1,893	1,658	1,473	1,612	6,799	5,294
Interest expense	987	1,025	1,061	1,056	1,060	4,129	2,907
Net income	$788	$868	$597	$417	$552	$2,670	$2,387
Tanger’s share of:
Total revenues less property operating and general & administrative expenses (“NOI”)	$1,563	$1,625	$1,544	$1,417	$1,457	$6,149	$4,553
Net income	$443	$461	$334	$235	$297	$1,473	$1,268
Depreciation (real estate related)	$626	$651	$680	$654	$623	$2,611	$1,825

Unconsolidated Joint Venture Information – Myrtle Beach Hwy 17
Summary Balance Sheets (dollars in thousands)
	12/31/07	9/30/07	6/30/07	3/31/07	12/31/06	Tanger’s Share as of 12/31/07
Assets
Investment properties at cost – net	$34,909	$35,541	$36,136	$36,681	$36,476	$17,455
Cash and cash equivalents	1,265	1,501	1,826	1,769	1,941	633
Deferred charges – net	799	896	986	1,034	1,043	400
Other assets	2,229	2,243	2,256	2,151	1,888	1,115
Total assets	$39,202	$40,181	$41,204	$41,635	$41,348	$19,603

Liabilities & Owners’ Equity
Mortgage payable	$35,800	$35,800	$35,800	$35,800	$35,800	$17,900
Construction trade payables	277	426	1,005	1,031	321	139
Accounts payable & other liabilities	1,491	841	319	580	119	747
Total liabilities	37,568	37,067	37,124	37,411	36,240	18,786
Owners’ equity	1,634	3,114	4,080	4,224	5,108	817
Total liabilities & owners’ equity	$39,202	$40,181	$41,204	$41,635	$41,348	$19,603

Summary Statements of Operations (dollars in thousands)

	Three Months Ended					YTD
	12/07	09/07	06/07	03/06	12/06	12/07	12/06
Revenues	$3,033	$3,208	$2,997	$2,767	$2,842	$12,005	$11,491
Expenses
Property operating	1,135	1,174	1,054	1,069	1,050	4,432	4,183
General & administrative	2	3	22	6	5	33	34
Depreciation & amortization	751	753	817	807	807	3,128	3,178
Total expenses	1,888	1,930	1,893	1,882	1,862	7,593	7,395
Operating income	1,145	1,278	1,104	885	980	4,412	4,096
Interest expense	559	566	555	551	564	2,231	2,284
Net income	$586	$712	$549	$334	$416	$2,181	$1,812
Tanger’s share of:
Total revenues less property operating and general & administrative expenses (“NOI”)	$948	$1,014	$961	$846	$893	$3,770	$3,637
Net income	$334	$371	$289	$181	$216	$1,175	$958
Depreciation (real estate related)	$335	$361	$394	$390	$395	$1,480	$1,537

Unconsolidated Joint Venture Information – Wisconsin Dells
Summary Balance Sheets (dollars in thousands)
	12/31/07	09/30/07	06/30/07	03/31/07	12/31/06	Tanger’s Share as of 12/31/07
Assets
Investment properties at cost - net	$36,113	$36,659	$37,136	$37,336	$37,777	$18,057
Cash and cash equivalents	525	396	720	2	681	263
Deferred charges – net	771	836	898	959	1,011	386
Other assets	792	506	494	8,034	7,463	396
Total assets	$38,201	$38,397	$39,248	$46,331	$46,932	$19,102

Liabilities & Owners’ Equity
Mortgage payable	$25,250	$25,250	$25,250	$28,894	$28,894	$12,625
Construction trade payables	186	206	418	252	2,413	93
Accounts payable & other liabilities	874	517	607	3,922	2,454	438
Total liabilities	26,310	25,973	26,275	33,068	33,761	13,156
Owners’ equity	11,891	12,424	12,973	13,263	13,171	5,946
Total liabilities & owners’ equity	$38,201	$38,397	$39,248	$46,331	$46,932	$19,102

Summary Statements of Operations (dollars in thousands)

	Three Months Ended					YTD
	12/07	09/07	06/07	03/07	12/06	12/07	12/06
Revenues	$1,977	$1,704	$1,777	$1,856	$1,573	$7,314	$3,144
Expenses
Property operating	756	469	542	695	407	2,462	1,232
General & administrative	3	5	26	10	7	44	19
Depreciation & amortization	603	600	592	550	476	2,345	603
Total expenses	1,362	1,074	1,160	1,255	890	4,851	1,854
Operating income	615	630	617	601	683	2,463	1,290
Interest expense	428	459	506	505	496	1,898	623
Net income	$187	$171	$111	$96	$187	$565	$ 667
Tanger’s share of:
Total revenues less property operating and general & administrative expenses (“NOI”)	$609	$614	$605	$576	$580	$2,404	$ 947
Net income	$105	$95	$67	$58	$105	$325	$ 348
Depreciation (real estate related)	$291	$290	$285	$265	$228	$1,131	$ 288

Unconsolidated Joint Venture Information – Deer Park
Summary Balance Sheets (dollars in thousands)
	12/31/07	09/30/07	06/30/07	3/31/07	12/31/06	Tanger’s Share as of 12/31/07
Assets
Construction in progress	$103,568	$81,638	$55,487	$44,049	$38,449	$34,523
Cash and cash equivalents	492	2,212	2,353	1,489	3,917	164
Deferred charges – net	522	1,014	849	301	770	174
Other assets	5,404	6,556	6,093	6,478	5,888	1,801
Total assets	$109,986	$91,420	$64,782	$52,317	$49,024	$36,662

Liabilities & Owners’ Equity
Mortgage payable	$87,271	$67,836	$51,242	$38,750	$35,444	$29,090
Construction trade payables	12,589	13,496	--	--	--	4,196
Accounts payable & other liabilities	4,012	2,557	645	194	194	1,338
Total liabilities	103,872	83,889	51,887	38,944	35,638	34,624
Owners’ equity	6,114	7,531	12,895	13,373	13,386	2,038
Total liabilities & owners’ equity	$109,986	$91,420	$64,782	$52,317	$49,024	$36,662

Summary Statements of Operations (dollars in thousands)

	Three Months Ended					YTD
	12/07	09/07	06/07	03/07	12/06	12/07	12/06
Revenues	$39	$37	$6	$13	$19	$95	$ 68
Expenses
Property operating	--	--	--	--	--	--	--
General & administrative	24	52	69	26	70	171	160
Depreciation & amortization	--	--	--	--	--	--	--
Total expenses	24	52	69	26	70	171	160
Operating income	15	(15)	(63)	(13)	(51)	(76)	(92)
Interest expense	--	--	--	--	--	--	--
Net income (loss)	$15	$(15)	$(63)	$(13)	$(51)	$(76)	$ (92)
Tanger’s share of:
Total revenues less property operating and general & administrative expenses (“NOI”)	$ 5	$(5)	$(21)	$(4)	$(17)	$(25)	$(31)
Net income (loss)	$ 5	$(5)	$(21)	$(4)	$(17)	$(25)	$(31)
Depreciation (real estate related)	$ --	$ --	$ --	$ --	$ --	$ --	$ --

Debt Outstanding Summary (dollars in thousands)

As of December 31, 2007
	Principal Balance	Interest Rate	Maturity Date
Mortgage debt
COROC Holdings, LLC, including centers located in Rehoboth Beach, DE; Foley, AL; Myrtle Beach (Hwy 501), SC; Hilton Head, SC; Park City, UT; Westbrook, CT; Lincoln City, OR; Tuscola, IL; Tilton, NH	$172,678	6.590%	07/10/08 (1)
Net debt premium, COROC Holdings, LLC (2)	1,046
Total mortgage debt	173,724

Unsecured debt
Unsecured credit facilities	33,880	Libor + 0.75%	06/30/11
2008 Senior unsecured notes	100,000	9.125%	02/15/08
2015 Senior unsecured notes	250,000	6.15%	11/15/15
2026 Senior unsecured exchangeable notes	149,500	3.75%	8/15/26
Net discount, senior unsecured notes	(759)
Total unsecured debt	532,621
Total debt	$706,345

Senior Unsecured Notes Financial Covenants (3)

As of December 31, 2007
	Required	Actual	Compliance
Total Consolidated Debt to Adjusted Total Assets	60%	50%	Yes
Total Secured Debt to Adjusted Total Assets	40%	12%	Yes
Total Unencumbered Assets to Unsecured Debt	135%	147%	Yes
Consolidated Income Available for Debt Service to Annual Debt Service Charge	2.00	3.49	Yes

(1)
Payable on 07/14/08 without penalty at the company’s option.  Interest rate resets to 8.59% subsequent to 07/14/08.  The company can repay the loan in full any time after 07/14/08 with a final maturity date of 07/10/28.

(2)	Represents a net premium on mortgage debt related to the Charter Oak acquisition.
(3)
For a complete listing of all Debt Covenants related to the Company’s Senior Unsecured Notes, as well as definitions of the above terms, please refer to the Company’s filings with the Securities and Exchange Commission.

Future Scheduled Principal Payments (dollars in thousands)

As of December 31, 2007
Year	Scheduled Amortization Payments	Balloon Payments	Total Scheduled Payments
2008	$2,328	$270,350	$ 272,678
2009	--	--	--
2010	--	--	--
2011	--	33,880	33,880
2012	--	--	--
2013	--	--	--
2014	--	--	--
2015	--	250,000	250,000
2016	--	--	--
2017 & thereafter	--	149,500 (1)	149,500
	$2,328	$703,730	$706,058
Net Premium on Debt			287
			$706,345

(1) Of this amount, $149.5 million represents our exchangeable, senior unsecured notes issued in August 2006.  On and after August 18, 2011, holders may exchange their notes for cash in an amount equal to the lesser of the exchange value and the aggregate principal amount of the notes to be exchanged, and, at our option, Company common shares, cash or a combination thereof for any excess.  Note holders may exchange their notes prior to August 18, 2011 only upon the occurrence of specified events.  In addition, on August 18, 2011, August 15, 2016 or August 15, 2021, note holders may require us to repurchase the notes for an amount equal to the principal amount of the notes plus any accrued and unpaid interest thereon.

Investor Information

Tanger Outlet Centers welcomes any questions or comments from shareholders, analysts, investment managers, media and prospective investors.  Please address all inquiries to our Investor Relations Department.

Tanger Factory Outlet Centers, Inc.
Investor Relations
Phone:  (336) 292-6825
Fax:      (336) 297-0931
e-mail:   tangermail@tangeroutlet.com
Mail:     Tanger Factory Outlet Centers, Inc.
              3200 Northline Avenue
              Suite 360
              Greensboro, NC  27408